UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 _______________


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 17, 2001


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                      000-11023                  43-1250566
(State or  Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)

104 Armour Road, North  Kansas City, MO                                 64116
(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (816) 303-4500

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

     The Form 8-K first filed on August 21, 2001 (the "August 21 8-K"), misstated that financial statements were not applicable to the real estate acquisition announced in the August 21 8-K. Financial statements are required and pursuant to Item 7(a)(4), Maxus Realty Trust, Inc. (the "Registrant") declares that it is impractical to provide the required audited financial statements relative to the acquired real estate at the time we filed the August 21 8-K and at the time of this amendment. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the August 21 Form 8-K was filed.

     (b) Pro Forma Financial Information

     The August 21 8-K incorrectly stated that pro forma financial information was not applicable to the real estate acquisition we announced in the August 21 8-K. However, pro forma financial information is required and pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares that it is impractical to provide the pro forma financial information required by Item 7(b) relative to the acquired real estate at the time we filed the Original 8-K and at the time of this amendment. Such pro forma financial information as required by Item 7(b) shall be filed not later than sixty (60) days after the August 21 8-K was filed.

     (c) Exhibits

         10.1   Assumption  Agreement  dated  August 17, 2001 by and among First
                UNUM Life Insurance Company, successor in interest to NY Holdings 1994-1, King's Court Investors Limited Partnership, Maxus Realty Trust, Inc., David L. Johnson, and Security Bank of Kansas City, as trustee.*

         10.2   Leasehold   Mortgage  and  Security  Agreement  by  and  between
                Security Bank, and King's Court Investors Limited Partnership dated December 1, 1998.*


         10.3   Lease  Agreement  between the City of Olathe,  Kansas and King's
                Court  Investors  Limited  Partnership  dated as of  November 1,
                1998.*

* Previously filed as an exhibit to the Form 8-K filed by the Registrant on August 21, 2001.

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

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MAXUS REALTY TRUST, INC.

Date: September 5, 2001                     By: /s/ Danile W. Pishny
                                                    Daniel W. Pishny
                                                    President



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